UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023 (October 19, 2023)

SEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)
200 Flynn Road
Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 20, 2023, Semtech Corporation (the “Company”) issued a press release announcing the pricing of $250 million in aggregate principal amount of its 4.00% convertible senior notes due 2028 (the “Notes”) to eligible purchasers in a private placement (the “Placement”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company also issued a press release commenting on its third fiscal quarter 2024 outlook.

A copy of each press release is attached hereto as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.

The information disclosed under this Item 7.01 (including each of the Exhibits described under this Item 7.01) does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes in the Placement or any other securities of the Company, and none of such information shall constitute an offer, solicitation or sale of securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

The information disclosed under this Item 7.01 (including each of the Exhibits described under this Item 7.01) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Document Description
99.1	Press release dated October 20, 2023
99.2	Press release dated October 20, 2023
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEMTECH CORPORATION

Date: October 20, 2023	By:	/s/ Mark Lin
	Name:	Mark Lin
	Title:	Executive Vice President and Chief Financial Officer